NEOS ETF Trust N-CSR

EX99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the NEOS ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the NEOS ETF Trust for the period ended November 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of NEOS ETF Trust for the stated period.

/s/ Garrett Paolella	/s/ Josh Hunter
Garrett Paolella President/Principal Executive Officer,	Josh Hunter Treasurer/Principal Financial Officer,

Dated:	January 25, 2024	Dated:	January 25, 2024

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by NEOS ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.